UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

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                                 FORM 8-K/A
                             (Amendment No. 1)

                             ----------------

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 4, 2007

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                   PATRIOT TRANSPORTATION HOLDING, INC.
          (Exact name of registrant as specified in its charter)

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      Florida              0-17554            59-2924957
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(State or other        (Commission File    (I.R.S. Employer
jurisdiction of          Number)           Identification
incorporation)                              Number)

1801 Art Museum Drive
Jacksonville, Florida                          32207
(Address of principal executive offices)    (Zip Code)
                           (904) 396-5733
         (Registrant's telephone number, including area code)

      (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)


 Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)


 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                         Preliminary Note

     This Amendment No. 1 to the Current Report on Form 8-K is being filed to correct a typographical error in Item 2.02 in the Form 8-K on December 7, 2007. The corrected text is set forth below.

Item 2.02	Disclosure of Results of Operations and Financial
                Condition

	On December 4, 2007, Patriot Transportation Holding, Inc.
(the "Company") issued a press release regarding its results for the fourth quarter of 2007 and for the full 2007 fiscal year. A copy of the press release is furnished as Exhibit 99.1.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

			PATRIOT TRANSPORTATION HOLDING, INC.


                        /s/ Ray M. Van Landingham
							 							By:__________________________________
			Name:	Ray M. Van Landingham
			Title: 	Vice President, Finance and
                                Administration and Chief Financial
                                Officer
			Date:	December 5, 2007

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                               Exhibit Index


Exhibit No.     Exhibit
-----------     --------
99.1            Press Release dated December 4, 2007.
                (Previously filed)
3.1             Certificates for Shares and Their Transfer.
                (Previoulsy filed)



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